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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 27, 1999 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-16905, 333-22749, 333-49057.

                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 30, 1999